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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We consent to the incorporation by reference in this Registration Statement of Entravision Communications Corporation on Form S-4 of our report, dated February 8, 2002, appearing in the Annual Report on Form 10-K of Entravision Communications Corporation for the year ended December 31, 2001 and to all references to our firm included in this Registration Statement.

                                                /s/  MCGLADREY & PULLEN, LLP

Pasadena, California
June 10, 2002